UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2018

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32663	86-0812139
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20880 Stone Oak Parkway

San Antonio, Texas 78258

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 832-3700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 3, 2018, Clear Channel Outdoor Holdings, Inc. (the “Company”) received a written notice from the New York Stock Exchange (the “NYSE”) stating that the Company is not in compliance with the NYSE’s continued listing requirements under the timely filing criteria established in Section 802.01E of the NYSE Listed Company Manual as a result of its failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (the “Form 10-K”) by April 2, 2018.

As previously reported by the Company in its Form 12b-25 filed with the Securities and Exchange Commission (the “SEC”) on March 19, 2018 (the “Form 12b-25”), the Company’s delay in filing the Form 10-K is due to the ongoing special investigation regarding the misappropriation of funds by employees of Clear Media Limited, an indirect, non-wholly-owned subsidiary of the Company whose ordinary shares are listed but currently suspended from trading on the Hong Kong Stock Exchange, and other matters discovered during the course of the special investigation. In light of the ongoing procedures being undertaken in connection with the special investigation, the Company was unable to file the Form 10-K by April 2, 2018.

In accordance with NYSE procedures, the Company issued a press release disclosing the delay in filing the Form 10-K, a copy of which is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

The NYSE informed the Company that, under the NYSE’s rules, the Company will have six months from April 3, 2018 to file the Form 10-K with the SEC. The Company can regain compliance with the NYSE continued listing requirements at any time before that date by filing the Form 10-K with the SEC. If the Company fails to file the Form 10-K before the NYSE’s compliance deadline, the NYSE may grant, at its sole discretion, an extension of up to six additional months for the Company to regain compliance, depending on the specific circumstances. The notice from the NYSE also notes that the NYSE may nevertheless commence delisting proceedings at any time if it deems that the circumstances warrant.

Item 8.01	Other Events.

On April 3, 2018, trading in the shares of Clear Media Limited on the Hong Kong Stock Exchange was suspended due to various matters related to the ongoing special investigation described above.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being filed herewith:

99.1	Press Release dated April 3, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

Date: April 3, 2018	By:	/s/ Lauren E. Dean
Lauren E. Dean
Senior Vice President, Associate General Counsel and Assistant Secretary

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